Exhibit 99.1

FOR IMMEDIATE RELEASE
February 22, 2016

Huron Consulting Group Announces
Fourth Quarter and Full Year 2015 Financial Results from Continuing Operations
Fourth Quarter 2015 Highlights from Continuing Operations

•	Revenues increased 12.9% to $185.1 million in Q4 2015 from $163.9 million in Q4 2014.

•	Operating income increased 69.7% to $36.7 million in Q4 2015 from $21.6 million in Q4 2014.

•	Adjusted EBITDA(6), a non-GAAP measure, increased 38.9% to $40.0 million in Q4 2015 from $28.8 million in Q4 2014.

•	Diluted earnings per share from continuing operations increased to $1.44 in Q4 2015 compared to $0.44 in Q4 2014.

•	Adjusted diluted earnings per share from continuing operations(6), a non-GAAP measure, increased 56.7% to $0.94 in Q4 2015 from $0.60 in Q4 2014.
Full Year 2015 Highlights from Continuing Operations and 2016 Guidance

•	Revenues for full year 2015 increased 11.4% to $699.0 million from $627.7 million for full year 2014.

•	Operating income for full year 2015 increased 17.2% to $103.5 million from $88.3 million for full year 2014.

•	Adjusted EBITDA(6) for full year 2015 increased 25.9% to $139.3 million from $110.6 million for full year 2014.

•	Diluted earnings per share from continuing operations for full year 2015 increased 33.7% to $2.74 from $2.05 for full year 2014.

•	Adjusted diluted earnings per share from continuing operations(6) for full year 2015 increased 22.0% to $2.99 from $2.45 for full year 2014.

•	Company provides full year 2016 revenue guidance in a range of $720.0 million to $760.0 million.

CHICAGO - February 22, 2016 - Huron Consulting Group Inc. (NASDAQ: HURN), a leading provider of business consulting services, today announced financial results from continuing operations for the fourth quarter and full year ended December 31, 2015.

“Huron achieved 11% revenue growth from continuing operations in 2015, stemming from solid gains across most of our businesses," said James H. Roth, chief executive officer and president, Huron Consulting Group. "Our Education and Life Sciences and Business Advisory segments achieved strong fourth quarter performance, while our Healthcare segment continued to  experience some softness in our performance improvement solution. At the end of the fourth quarter, we completed the divestiture of our Legal segment, which better positions Huron to achieve solid growth in 2016."

Fourth Quarter 2015 Results from Continuing Operations
Revenues for the fourth quarter of 2015 were $185.1 million, an increase of 12.9% compared to $163.9 million for the fourth quarter of 2014. The Company's fourth quarter 2015 operating income was $36.7 million, an increase of 69.7% compared to $21.6 million in the fourth quarter of 2014. Net income from continuing operations increased to $32.5 million, or $1.44 per diluted share, for the fourth quarter of 2015 from $10.0 million, or $0.44 per diluted share, for the same period last year.

Fourth quarter 2015 earnings before interest, taxes, depreciation and amortization ("EBITDA")(6) was $48.2 million, or 26.1% of revenues, compared to $26.8 million, or 16.4% of revenues, in the comparable quarter last year.

In addition to using EBITDA to evaluate the Company’s financial performance, management uses other non-GAAP financial measures, which exclude the effect of the following items (in thousands):

	Three Months Ended December 31,
	2015	2014
Amortization of intangible assets	$8,011	$2,314
Restructuring charges	$1,752	$1,977
Litigation and other gains	$(10,000)	$—
Non-cash interest on convertible notes	$1,817	$1,733
Tax effect	$(623)	$(2,409)
Net tax benefit related to "check-the-box" election	$(12,336)	$—

Adjusted EBITDA(6) increased 38.9% to $40.0 million, or 21.6% of revenues, in the fourth quarter of 2015, from $28.8 million, or 17.6% of revenues, in the comparable quarter last year. Adjusted net income from continuing operations(6) increased 55.5% to $21.1 million, or $0.94 per diluted share, for the fourth quarter of 2015, from $13.6 million, or $0.60 per diluted share, for the comparable period in 2014.

The average number of full-time billable consultants(1) increased 6.1% to 1,839 in the fourth quarter of 2015 compared to 1,733 in the same quarter last year. Full-time billable consultant utilization rate(2) was 79.2% during the fourth quarter of 2015 compared to 75.7% during the same period last year. Average billing rate per hour for full-time billable consultants(3) was $224 for the fourth quarter of 2015 compared to $252 for the fourth quarter of 2014. The average number of full-time equivalent professionals(5) was 259 in the fourth quarter of 2015 compared to 125 for the comparable period in 2014.

Full Year 2015 Results from Continuing Operations
Revenues for full year 2015 were $699.0 million, an increase of 11.4% compared to $627.7 million for the full year 2014. The Company's operating income for the full year 2015 was $103.5 million, an increase of 17.2% compared to $88.3 million for the full year 2014. Net income from continuing operations for full year 2015 increased 31.7% to $61.9 million, or $2.74 per diluted share, from $47.0 million, or $2.05 per diluted share, for the full year 2014.

EBITDA(6) increased 34.2% to $145.4 million, or 20.8% of revenues, for the full year 2015, from $108.4 million, or 17.3% of revenues, for the full year 2014.

In addition to using EBITDA to evaluate the Company’s financial performance, management uses other non-GAAP financial measures, which exclude the effect of the following items (in thousands):

	Twelve Months Ended December 31,
	2015	2014
Amortization of intangible assets	$28,696	$8,896
Restructuring charges	$3,329	$2,811
Litigation and other gains, net	$(9,476)	$(590)
Non-cash interest on convertible notes	$7,141	$2,139
Tax effect	$(11,698)	$(5,302)
Net tax (benefit) expense related to “check-the-box” election	$(12,336)	$1,161

Adjusted EBITDA(6) increased 25.9% to $139.3 million, or 19.9% of revenues, for the full year 2015 from $110.6 million, or 17.6% of revenues, for the full year 2014. Adjusted net income from continuing operations(6) for the full year 2015 increased 20.4% to $67.6 million, or $2.99 per diluted share, from $56.1 million, or $2.45 per diluted share, for the full year 2014.

The average number of full-time billable consultants(1) increased 6.2% to 1,770 for the full year 2015 compared to 1,667 for the full year 2014. Full-time billable consultant utilization rate(2) was 76.9% during the full year 2015 compared to 75.4% during the full year 2014. Average billing rate per hour for full-time billable consultants(3) was $222 for the full year 2015 compared to

$242 for the full year 2014. The average number of full-time equivalent professionals(5) was 230 during the full year 2015 compared to 112 during the full year 2014.

Operating Segments
Huron’s results reflect a portfolio of service offerings focused on helping clients address complex business challenges.
The Company’s full year 2015 revenues by operating segment as a percentage of total Company revenues are as follows: Huron Healthcare (64%); Huron Education and Life Sciences (24%); and Huron Business Advisory, which includes EPM & Analytics, (12%). Financial results by segment are included in the attached schedules and in Huron's forthcoming Annual Report on Form 10-K filing for the year ended December 31, 2015.

Acquisitions and Divestiture
On October 1, 2015, Huron completed its acquisition of the assets of Cloud62, Inc., a Buffalo, New York-based provider of business consulting services specializing in Salesforce.com implementations and related cloud-based applications. The results of operations of Cloud62 are included in the Huron Business Advisory segment.
On December 31, 2015, Huron completed its sale of the Huron Legal segment to Consilio, Inc. As such, the operating results of Huron Legal are reported as discontinued operations for all periods presented.
Effective February 1, 2016, Huron completed its acquisition of MyRounding Solutions LLC ("MyRounding"), a Denver, Colorado-based firm specializing in digital health solutions to improve patient care. The addition of MyRounding strengthens Huron’s cultural transformation services for healthcare providers and expands the integration of Huron’s software and consulting solutions. The results of operations of MyRounding will be included within the Huron Healthcare segment.
Outlook for 2016(7)
Based on currently available information, the Company provides guidance for full year 2016 of revenues before reimbursable expenses in a range of $720.0 million to $760.0 million. The Company also anticipates EBITDA in a range of $136.0 million to $145.5 million, adjusted EBITDA in a range of $138.0 million to $147.5 million, GAAP diluted earnings per share from continuing operations in a range of $2.10 to $2.30, and non-GAAP adjusted diluted earnings per share from continuing operations in a range of $3.20 to $3.40.

Management will provide a more detailed discussion of its outlook during the Company’s earnings conference call webcast.

Fourth Quarter 2015 Webcast
The Company will host a webcast to discuss its financial results today, February 22, 2016, at 5:00 p.m. Eastern Time (4:00 p.m. Central Time). The conference call is being webcast by NASDAQ OMX and can be accessed at Huron Consulting Group’s website at http://ir.huronconsultinggroup.com. A replay will be available approximately two hours after the conclusion of the webcast and for 90 days thereafter.

Use of Non-GAAP Financial Measures(6)
In evaluating the Company’s financial performance and outlook, management uses EBITDA, adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, and adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Management believes that such measures, as supplements to operating income, net income from continuing operations, and diluted earnings per share from continuing operations, and other GAAP measures, are useful indicators for investors. These useful indicators can help readers gain a meaningful understanding of the Company's core operating results and future prospects. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.

About Huron Consulting Group
Huron is a global professional services firm focused on assisting clients with their most complex business issues by delivering high-value, quality solutions to support their long-term strategic objectives. Huron specializes in serving clients in the healthcare, higher education, life sciences, and commercial sectors as these organizations face significant transformational change and regulatory or economic pressures in dynamic market environments. With its deep industry and technical expertise,

Huron provides advisory, consulting, technology, and analytic solutions to deliver sustainable and measurable results. Learn more at www.huronconsultinggroup.com.

Statements in this press release that are not historical in nature, including those concerning the Company’s current expectations about its future requirements and needs, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” or "outlook" or similar expressions. These forward-looking statements reflect our current expectations about our future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties and other factors, including, among others, those described under “Item 1A. Risk Factors” in our forthcoming Annual Report on Form 10-K for the year ended December 31, 2015, that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. We disclaim any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

Media Contact:
Jenna Nichols
312-880-5693
jnichols@huronconsultinggroup.com

Investor Contact:
C. Mark Hussey
or
John Kelly
312-583-8722
investor@huronconsultinggroup.com

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF EARNINGS AND OTHER COMPREHENSIVE INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Revenues and reimbursable expenses:
Revenues	$185,100	$163,917	$699,010	$627,686
Reimbursable expenses	16,747	17,634	70,013	73,847
Total revenues and reimbursable expenses	201,847	181,551	769,023	701,533
Direct costs and reimbursable expenses (exclusive of depreciation and amortization shown in operating expenses):
Direct costs	104,467	104,333	401,915	384,277
Amortization of intangible assets and software development costs	4,686	1,225	16,788	4,590
Reimbursable expenses	16,738	17,580	69,932	73,855
Total direct costs and reimbursable expenses	125,891	123,138	488,635	462,722
Operating expenses and other operating (gains) losses:
Selling, general and administrative expenses	40,646	30,834	157,902	132,799
Restructuring charges	1,752	1,977	3,329	2,811
Litigation and other gains, net	(10,000)	—	(9,476)	(590)
Depreciation and amortization	6,849	3,969	25,135	15,451
Total operating expenses and other operating (gains) losses	39,247	36,780	176,890	150,471
Operating income	36,709	21,633	103,498	88,340
Other income (expense), net:
Interest expense, net of interest income	(4,342)	(3,889)	(18,136)	(8,679)
Other income (expense), net	185	100	(1,797)	400
Total other expense, net	(4,157)	(3,789)	(19,933)	(8,279)
Income from continuing operations before income tax expense	32,552	17,844	83,565	80,061
Income tax expense	50	7,876	21,670	33,059
Net income from continuing operations	32,502	9,968	61,895	47,002
Income (loss) from discontinued operations, net of tax	(13,159)	2,825	(2,843)	32,049
Net income	$19,343	$12,793	$59,052	$79,051
Net earnings per basic share:
Net income from continuing operations	$1.47	$0.45	$2.80	$2.10
Income (loss) from discontinued operations, net of tax	(0.59)	0.13	(0.13)	1.42
Net income	$0.88	$0.58	$2.67	$3.52
Net earnings per diluted share:
Net income from continuing operations	$1.44	$0.44	$2.74	$2.05
Income (loss) from discontinued operations, net of tax	(0.58)	0.13	(0.13)	1.40
Net income	$0.86	$0.57	$2.61	$3.45
Weighted average shares used in calculating earnings per share:
Basic	22,093	22,010	22,136	22,431
Diluted	22,551	22,548	22,600	22,925
Comprehensive income:
Net income	$19,343	$12,793	$59,052	$79,051
Foreign currency translation gain (loss), net of tax	2,018	(883)	1,817	(1,618)
Unrealized gain (loss) on investment, net of tax	300	(402)	4,435	(250)
Unrealized gain (loss) on cash flow hedging instruments, net of tax	240	(114)	(12)	10
Other comprehensive income (loss)	2,558	(1,399)	6,240	(1,858)
Comprehensive income	$21,901	$11,394	$65,292	$77,193

HURON CONSULTING GROUP INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)
(Unaudited)

	December 31, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$58,437	$256,872
Receivables from clients, net	85,297	76,490
Unbilled services, net	56,527	84,206
Income tax receivable	406	8,016
Deferred income taxes, net	—	14,629
Prepaid expenses and other current assets	28,922	13,583
Current assets of discontinued operations	—	32,363
Total current assets	229,589	486,159
Property and equipment, net	28,888	30,691
Long-term investment	34,831	12,250
Other non-current assets	24,460	19,920
Intangible assets, net	94,992	21,729
Goodwill	751,400	514,591
Non-current assets of discontinued operations	—	70,574
Total assets	$1,164,160	$1,155,914
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$7,220	$10,804
Accrued expenses	24,276	17,051
Accrued payroll and related benefits	80,839	105,522
Current maturities of long-term debt	—	28,750
Deferred revenues	19,086	12,469
Current liabilities of discontinued operations	—	1,780
Total current liabilities	131,421	176,376
Non-current liabilities:
Deferred compensation and other liabilities	23,768	11,221
Long-term debt, net of current portion	311,993	327,852
Deferred lease incentives	9,965	12,671
Deferred income taxes, net	34,688	26,657
Non-current liabilities of discontinued operations	—	503
Total non-current liabilities	380,414	378,904
Commitments and contingencies
Stockholders’ equity
Common stock; $0.01 par value; 500,000,000 shares authorized; 24,775,823 and 24,976,395 shares issued at December 31, 2015 and December 31, 2014, respectively	241	241
Treasury stock, at cost, 2,249,630 and 2,097,173 shares at December 31, 2015 and December 31, 2014, respectively	(103,734)	(94,074)
Additional paid-in capital	438,367	442,308
Retained earnings	313,866	254,814
Accumulated other comprehensive income (loss)	3,585	(2,655)
Total stockholders’ equity	652,325	600,634
Total liabilities and stockholders’ equity	$1,164,160	$1,155,914

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2015	2014
Cash flows from operating activities:
Net income	$59,052	$79,051
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	58,053	30,989
Share-based compensation	21,487	20,130
Amortization of debt discount and issuance costs	9,329	3,832
Allowances for doubtful accounts and unbilled services	1,025	5,918
Deferred income taxes	2,765	8,096
Loss on sale of business	2,303	—
Changes in operating assets and liabilities, net of acquisitions and divestitures:
(Increase) decrease in receivables from clients	(2,836)	30,072
(Increase) decrease in unbilled services	31,696	(38,211)
(Increase) decrease in current income tax receivable / payable, net	8,818	(10,773)
(Increase) decrease in other assets	(14,742)	2,324
Increase (decrease) in accounts payable and accrued liabilities	7,679	9,164
Increase (decrease) in accrued payroll and related benefits	(25,221)	8,835
Increase (decrease) in deferred revenues	4,859	(2,974)
Net cash provided by operating activities	164,267	146,453
Cash flows from investing activities:
Purchases of property and equipment, net	(18,571)	(25,913)
Investment in life insurance policies	(5,804)	(1,775)
Purchases of businesses	(339,966)	(53,971)
Purchases of convertible debt investment	(15,438)	(12,500)
Capitalization of internally developed software costs	(866)	—
Proceeds from note receivable	—	328
Proceeds from sale of business, net of cash sold	108,487	—
Net cash used in investing activities	(272,158)	(93,831)
Cash flows from financing activities:
Proceeds from exercise of stock options	—	857
Shares redeemed for employee tax withholdings	(7,154)	(3,653)
Tax benefit from share-based compensation	3,588	5,107
Share repurchases	(34,591)	(50,000)
Proceeds from borrowings under credit facility	314,000	129,000
Repayments on credit facility	(365,750)	(154,000)
Proceeds from convertible senior notes issuance	—	250,000
Proceeds from sale of warrants	—	23,625
Payments for convertible senior note hedge	—	(42,125)
Payments for debt issue costs	—	(7,346)
Payments for capital lease obligations	(48)	(79)
Deferred payments for purchase of property and equipment	—	(471)
Deferred acquisition payment	—	(4,745)
Net cash provided by (used in) financing activities	(89,955)	146,170
Effect of exchange rate changes on cash	(589)	(51)
Net (decrease) increase in cash and cash equivalents	(198,435)	198,741
Cash and cash equivalents at beginning of the period	256,872	58,131
Cash and cash equivalents at end of the period	$58,437	$256,872

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

	Three Months Ended December 31,		Percent Increase (Decrease)
Segment and Consolidated Operating Results (in thousands):	2015	2014
Huron Healthcare:
Revenues	$118,263	$109,476	8.0%
Operating income	$47,440	$41,593	14.1%
Segment operating income as a percentage of segment revenues	40.1%	38.0%
Huron Education and Life Sciences:
Revenues	$43,041	$38,116	12.9%
Operating income	$8,789	$8,592	2.3%
Segment operating income as a percentage of segment revenues	20.4%	22.5%
Huron Business Advisory:
Revenues	$23,795	$15,742	51.2%
Operating income	$5,749	$1,954	194.2%
Segment operating income as a percentage of segment revenues	24.2%	12.4%
All Other:
Revenues	$1	$583	(99.8)%
Operating loss	$(64)	$(833)	(92.3)%
Segment operating loss as a percentage of segment revenues	N/M	N/M
Total Company:
Revenues	$185,100	$163,917	12.9%
Reimbursable expenses	16,747	17,634	(5.0)%
Total revenues and reimbursable expenses	$201,847	$181,551	11.2%
Statements of Earnings reconciliation:
Segment operating income	$61,914	$51,306	20.7%
Items not allocated at the segment level:
Other operating expenses and gains	18,356	25,704	(28.6)%
Depreciation and amortization expense	6,849	3,969	72.6%
Total operating income	36,709	21,633	69.7%
Other expense, net	4,157	3,789	9.7%
Income from continuing operations before income tax expense	$32,552	$17,844	82.4%
Other Operating Data (excluding All Other):
Number of full-time billable consultants (at period end) (1):
Huron Healthcare	1,037	1,099	(5.6)%
Huron Education and Life Sciences	478	418	14.4%
Huron Business Advisory	306	205	49.3%
Total	1,821	1,722	5.7%
Average number of full-time billable consultants (for the period) (1):
Huron Healthcare	1,063	1,109
Huron Education and Life Sciences	474	417
Huron Business Advisory	302	207
Total	1,839	1,733

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Three Months Ended December 31,
Other Operating Data (continued):	2015	2014
Full-time billable consultant utilization rate (2):
Huron Healthcare	82.7%	78.6%
Huron Education and Life Sciences	74.4%	74.2%
Huron Business Advisory	74.8%	63.5%
Total	79.2%	75.7%
Full-time billable consultant average billing rate per hour (3):
Huron Healthcare	$223	$262
Huron Education and Life Sciences	$233	$227
Huron Business Advisory (4)	$215	$248
Total	$224	$252
Revenue per full-time billable consultant (in thousands):
Huron Healthcare	$82	$92
Huron Education and Life Sciences	$77	$76
Huron Business Advisory	$76	$71
Total	$80	$86
Average number of full-time equivalents (for the period) (5):
Huron Healthcare	199	68
Huron Education and Life Sciences	51	46
Huron Business Advisory	9	11
Total	259	125
Revenue per full-time equivalent (in thousands):
Huron Healthcare	$155	$105
Huron Education and Life Sciences	$124	$144
Huron Business Advisory	$106	$96
Total	$147	$119

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Twelve Months Ended December 31,		Percent Increase (Decrease)
Segment and Consolidated Operating Results (in thousands):	2015	2014
Huron Healthcare:
Revenues	$446,887	$415,803	7.5%
Operating income	$169,560	$159,015	6.6%
Segment operating income as a percentage of segment revenues	37.9%	38.2%
Huron Education and Life Sciences:
Revenues	$167,933	$145,962	15.1%
Operating income	$44,216	$36,131	22.4%
Segment operating income as a percentage of segment revenues	26.3%	24.8%
Huron Business Advisory:
Revenues	$82,968	$62,840	32.0%
Operating income	$19,263	$14,035	37.2%
Segment operating income as a percentage of segment revenues	23.2%	22.3%
All Other:
Revenues	$1,222	$3,081	(60.3)%
Operating loss	$(1,718)	$(2,466)	(30.3)%
Segment operating loss as a percentage of segment revenues	N/M	N/M
Total Company:
Revenues	$699,010	$627,686	11.4%
Reimbursable expenses	70,013	73,847	(5.2)%
Total revenues and reimbursable expenses	$769,023	$701,533	9.6%
Statements of Earnings reconciliation:
Segment operating income	$231,321	$206,715	11.9%
Items not allocated at the segment level:
Other operating expenses and gains	102,688	102,924	(0.2)%
Depreciation and amortization expense	25,135	15,451	62.7%
Total operating income	103,498	88,340	17.2%
Other expense, net	19,933	8,279	140.8%
Income from continuing operations before income tax expense	$83,565	$80,061	4.4%
Other Operating Data (excluding All Other):
Number of full-time billable consultants (at period end) (1):
Huron Healthcare	1,037	1,099	(5.6)%
Huron Education and Life Sciences	478	418	14.4%
Huron Business Advisory	306	205	49.3%
Total	1,821	1,722	5.7%
Average number of full-time billable consultants (for the period) (1):
Huron Healthcare	1,085	1,070
Huron Education and Life Sciences	442	417
Huron Business Advisory	243	180
Total	1,770	1,667

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Twelve Months Ended December 31,
Other Operating Data (continued):	2015	2014
Full-time billable consultant utilization rate (2):
Huron Healthcare	77.9%	78.3%
Huron Education and Life Sciences	75.5%	71.3%
Huron Business Advisory	75.0%	68.0%
Total	76.9%	75.4%
Full-time billable consultant average billing rate per hour (3):
Huron Healthcare	$217	$248
Huron Education and Life Sciences	$231	$219
Huron Business Advisory (4)	$228	$255
Total	$222	$242
Revenue per full-time billable consultant (in thousands):
Huron Healthcare	$313	$363
Huron Education and Life Sciences	$325	$292
Huron Business Advisory	$328	$330
Total	$318	$341
Average number of full-time equivalents (for the period) (5):
Huron Healthcare	179	60
Huron Education and Life Sciences	43	43
Huron Business Advisory	8	9
Total	230	112
Revenue per full-time equivalent (in thousands):
Huron Healthcare	$604	$461
Huron Education and Life Sciences	$574	$558
Huron Business Advisory	$408	$390
Total	$591	$493

(1)	Consists of our full-time professionals who provide consulting services and generate revenues based on the number of hours worked.

(2)
Utilization rate for our full-time billable consultants is calculated by dividing the number of hours all of our full-time billable consultants worked on client assignments during a period by the total available working hours for all of these consultants during the same period, assuming a forty-hour work week, less paid holidays and vacation days.

(3)	Average billing rate per hour for our full-time billable consultants is calculated by dividing revenues for a period by the number of hours worked on client assignments during the same period.

(4)
The Huron Business Advisory segment includes the operations of Rittman Mead India, a business that we acquired in July 2015. Absent the impact of Rittman Mead India, the average billing rate per hour for Huron Business Advisory for the three and twelve months ended December 31, 2015 would have been $258 and $256, respectively.

(5)
Consists of consultants who work variable schedules as needed by our clients, as well as other professionals who generate revenues primarily based on number of hours worked. Also includes our cultural transformation consultants within our Studer Group solution, which include coaches and their support staff, and full-time employees who provide software support and maintenance services to our clients.

N/M - Not meaningful

HURON CONSULTING GROUP INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (6)
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Revenues	$185,100	$163,917	$699,010	$627,686
Net income from continuing operations	$32,502	$9,968	$61,895	$47,002
Add back:
Income tax expense	50	7,876	21,670	33,059
Interest and other expenses	4,157	3,789	19,933	8,279
Depreciation and amortization	11,535	5,194	41,923	20,041
Earnings before interest, taxes, depreciation and amortization (EBITDA) (6)	48,244	26,827	145,421	108,381
Add back:
Restructuring charges	1,752	1,977	3,329	2,811
Litigation and other gains, net	(10,000)	—	(9,476)	(590)
Adjusted EBITDA (6)	$39,996	$28,804	$139,274	$110,602
Adjusted EBITDA as a percentage of revenues (6)	21.6%	17.6%	19.9%	17.6%

RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (6)
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Net income from continuing operations	$32,502	$9,968	$61,895	$47,002
Weighted average shares – diluted	22,551	22,548	22,600	22,925
Diluted earnings per share from continuing operations	$1.44	$0.44	$2.74	$2.05
Add back:
Amortization of intangible assets	8,011	2,314	28,696	8,896
Restructuring charges	1,752	1,977	3,329	2,811
Litigation and other gains, net	(10,000)	—	(9,476)	(590)
Non-cash interest on convertible notes	1,817	1,733	7,141	2,139
Tax effect	(623)	(2,409)	(11,698)	(5,302)
Net tax (benefit) expense related to “check-the-box” election	(12,336)	—	(12,336)	1,161
Total adjustments, net of tax	(11,379)	3,615	5,656	9,115
Adjusted net income from continuing operations (6)	$21,123	$13,583	$67,551	$56,117
Adjusted diluted earnings per share from continuing operations (6)	$0.94	$0.60	$2.99	$2.45

(6)
In evaluating the Company’s financial performance, management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, and adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Our management uses these non-GAAP financial measures to gain an understanding of our comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect our ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing our business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.

HURON CONSULTING GROUP INC.
RECONCILIATION OF NON-GAAP MEASURES FOR FULL YEAR 2016 OUTLOOK

RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (7)
(In millions)
(Unaudited)

	Year Ending
	December 31, 2016
	Guidance Range
	Low	High
Projected revenues - GAAP	$720.0	$760.0
Projected net income from continuing operations - GAAP	$45.0	$50.0
Add back:
Income tax expense	31.0	35.0
Interest and other expenses	16.5	17.0
Depreciation and amortization	43.5	43.5
Projected earnings before interest, taxes, depreciation and amortization (EBITDA) (7)	136.0	145.5
Add back:
Restructuring charges	2.0	2.0
Projected adjusted EBITDA (7)	$138.0	$147.5
Projected adjusted EBITDA as a percentage of projected revenues (7)	19.2%	19.4%

RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (7)
(In millions)
(Unaudited)

	Year Ending
	December 31, 2016
	Guidance Range
	Low	High
Projected net income from continuing operations - GAAP	$45.0	$50.0
Projected diluted earnings per share from continuing operations - GAAP	$2.10	$2.30
Add back:
Amortization of intangible assets	30.0	30.0
Restructuring charges	2.0	2.0
Non-cash interest on convertible notes	7.5	7.5
Tax effect	(16.0)	(16.0)
Total adjustments, net of tax	23.5	23.5
Projected adjusted net income from continuing operations (7)	$68.5	$73.5
Projected adjusted diluted earnings per share from continuing operations (7)	$3.20	$3.40

(7)
In evaluating the Company’s outlook, management uses projected EBITDA, projected adjusted EBITDA, projected adjusted EBITDA as a percentage of revenues, projected adjusted net income from continuing operations, and projected adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Management believes that the use of such measures, as supplements to projected net income and projected diluted earnings per share, and other GAAP measures, are useful indicators for investors. These useful indicators can help readers gain a meaningful understanding of the Company’s core operating results and future prospects without the effect of non-cash or other one-time items. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.